Exhibit (23.2)



                              ACCOUNTANTS' CONSENT


   We consent to the use of our reports included herein and to the reference of our firm under the heading "Experts" in the prospectus.



                                      KPMG Peat Marwick LLP




   Lincoln, Nebraska
   September 12, 1997